UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-172647	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Park Place, Suite 1401

Newark, New Jersey 07102

(Address of principal executive offices, including ZIP code)

(973) 242-0005

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On February 24, 2015, Neurotrope, Inc. (the “Company”) issued a press release (the “Press Release”) regarding the top-line results from the Company’s randomized, double-blind, placebo-controlled, single dose Phase 2a clinical trial evaluating bryostatin for the treatment of Alzheimer’s disease. The Company announced that the Phase 2a safety study in nine Alzheimer’s patients met its primary endpoint demonstrating preliminary safety and tolerability of bryostatin. The secondary objectives of the study, including, among others, the evaluation of the efficacy of a single dose of bryostatin in the treatment of patients with Alzheimer’s disease, are still being reviewed.

The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Neurotrope, Inc. dated February 24, 2015 re: top-line results from Phase 2a clinical trial

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: February 24, 2015	By:	/s/ Robert Weinstein
		Name: Title:	Robert Weinstein Chief Financial Officer, Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

No.	Description

99.1	Press Release of Neurotrope, Inc. dated February 24, 2015 re: top-line results from Phase 2a clinical trial